Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is made and entered into as of February 28, 2002, by and among FreeSoftwareClub.com, Inc., a Delaware corporation (the "Company") and 3608948 Canada, Inc., a Canadian numbered corporation, doing business as "Ideas and Associates" ("Buyer").

                                    AGREEMENT

      In consideration of the terms hereof, the parties hereto agree as follows:

                          I. PURCHASE AND SALE OF STOCK

      1.1 Transfer of Stock. Upon the terms and subject to the conditions hereof, on the Closing Date, the Company shall sell, convey, transfer, assign and deliver to the Buyer, and Buyer shall purchase from the Company, a total of 59,285,714 newly issued shares of common stock of the Company (the "Shares"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

      1.2 Purchase Price. Subject to the terms and conditions of this Agreement, the total purchase price for the Shares (the "Purchase Price") shall be Three Hundred Thousand ($300,000.00) Dollars, paid at the Closing, as follows:

      a. $50,000.00 in certified funds, official bank check or wired funds.

      b. $50,000.00 in the form of a promissory note, payable within 45 days of the Closing, in the form attached hereto as Schedule "A".

      c. $200,000.00 in the form of a promissory note, payable within 90 days of the Closing, in the form attached hereto as Schedule "B".

      The Shares shall be issued to the Buyer, as follows:

      a. Upon closing, the Company shall issue 9,880,952 shares to the Buyer;

      b. Upon the payment by the Buyer of the $50,000.00 promissory note set forth in Schedule "A" , the Company shall issue 9,880,952 shares to the Buyer; and

      c. Upon the payment by the Buyer of the $200,000.00 promissory note, set forth in Schedule "B" the Company shall issue 39,523,809 shares to the Buyer.

      1.3 Conditions to Closing. The Closing is subject to the following:

      a. The Quebec Securities Commission shall have granted an exemption from the prospectus and registration requirements set forth in Titles II and V of the Quebec Securities Act (the "Exemption") for the transaction contemplated herein and the transaction contemplated under the Stock Purchase Agreement. In the event that as of the date of closing the Exemption has not yet been granted, any shares to be issued to any Ideas Shareholder who is a Quebec resident shall be held in escrow pending receipt of such Exemption.

      b. The Company shall have delivered to the Buyer a certified copy of a resolution of the board of directors of the Company approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable the Company to comply with the terms of this Agreement.

      c. The Buyer shall have delivered to the Company a certified copy of a resolution of the board of directors of the Buyer approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable the Buyer to comply with the terms of this Agreement.

      d. The Company shall simultaneously consummate the transaction contemplated by a certain Agreement and Plan of Reorganization between the parties, of even date herewith.

      1.4 The Closing. The closing of the transaction contemplated hereunder (the "Closing") shall occur as soon as possible after the completion of the conditions to Closing set forth in Section 1.3 (the "Closing Date") at the offices of the Company, or such other time or location as the parties hereto shall agree.

      1.5 Delivery by the Sellers. At the Closing, the Company will deliver to the Buyers certificates representing the Shares, free and clear of all liens, charges, or encumbrances of whatsoever nature and registered in the Buyer's name (or if requested by the Buyer, its nominees) in the Company's records.

      1.6 Delivery by the Buyer. At the Closing, the Buyer will deliver to the Seller the payment and the promissory notes provided for in Section 1.2.

                       II. REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY.

      The Company hereby represents and warrants as follows:

      2.1 Good Title. All of the issued and outstanding shares of the Shares will be free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever ("Encumbrance").

      2.2 Validly Issued. The Shares, when issued, shall constitute, duly authorized, validly and legally issued shares of the Company's common stock, fully-paid and non-assessable.

      2.3 Organization, Good Standing. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

      2.4 Authority; No Violation. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or By-Laws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or by which the Company is bound.

      2.5 Capitalization. The authorized capital stock of restriction consists of 100,000,000 shares of common stock of which 16,947,700 shares are validly issued and outstanding, fully paid and non-assessable.

      2.6 Adjustments. If any change is made to the common stock of the Company by reason of any stock dividend, stock split, combination of shares, or exchange of shares or other change affecting the outstanding common stock as a class without receipt of consideration, then, the number of Shares issuable to Buyer hereunder shall be increased or decreased in proportion thereto.

                III. REPRESENTATIONS AND WARRANTIES BY THE BUYER.

      Buyer represents and warrants to the Company, as follows:

      a. The Company has provided Buyer with adequate access to financial and other information concerning the Company as requested and such Buyer has had the opportunity to ask questions of and receive answers from the Company concerning the transactions contemplated by this Agreement and to obtain therefrom any additional information necessary to make an informed decision regarding an investment in the Company. Each Buyer has had an opportunity to review the Company's SEC filings.

      b. Buyer is acquiring the Shares solely for investment purposes, with no present intention of distributing or reselling any of the Shares.

      c. Buyer is aware that the Shares will not be registered under the Securities Act, and that the Shares may not be sold, pledged, or otherwise transferred unless the Shares are registered under the Securities Act or qualify for an exemption under the Securities Act. The Buyer acknowledges that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Buyer represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

      d. Buyer represents that this Agreement has been duly authorized by all necessary corporate action on its part. Buyer has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

                IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

      4.1 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

      4.2 Seller's Indemnification. The Company hereby agrees to indemnify the Buyer and hold it harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Buyer resulting from a breach of any agreement, representation, or warranty of the Company contained herein.

      4.3 Buyer's Indemnification. The Buyer agrees to indemnify the Company and hold it harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Company resulting from a breach of any agreement, representation, or warranty of the Buyer contained herein.

                                V. MISCELLANEOUS

      5.1 Restrictive Legends. The certificates representing the Shares shall bear a restrictive legend in substantially the following form:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may be transferred only pursuant to an effective registration statement under the Securities Act or in accordance with an applicable exemption from the registration requirements of the Securities Act."

      5.2 Expenses. All fees and expenses incurred by the Company in connection with the transactions contemplated by this Agreement shall be borne by the Company and all fees and expenses incurred by the Buyer in connection with the transactions contemplated by this Agreement shall be borne by the Buyer.

      5.3 Further Assurances. From time to time, at the Buyer's request and without further consideration, the Company, at its own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

      5.4 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

      5.5 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

      5.6 Headings. The section and paragraph headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

      5.7 Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

      5.8 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

      If to the Company:

      FreeSoftwareClub.com, Inc.
      600 Bancroft Way
      Berkeley, CA 94710

      If to the Buyers:

      Ideas and Associates
      2050 de Bleury Street
      Montreal, QC H3A 2J5

      To the addresses set forth next to the Buyers' names on the signature pages hereto.

      5.9 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

      5.10 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

      5.11 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Sellers and the Buyer, on the date first above written.

                                                    FreeSoftwareClub.com, Inc.

                                                    By: /s/ Richard Miles
                                                       -------------------------
                                                    Title: President


                                                    Ideas and Associates

                                                    By: /s/ Terence C. Byrne
                                                       -------------------------
                                                    Title: President

                                   SCHEDULE A

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND
            NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE
           OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED
           UNLESS (1) A REGISTRATIONSTATEMENT WITH RESPECT THERETO IS
          EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES
         LAWS OR (2) AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE FOR
               SUCH OFFER, VALUE PLEDGE, ASSIGNMENT OR TRANSFER.

                                 PROMISSORY NOTE

$50,000.00                                                   March 7, 2002

                                  EXHIBIT ONLY

      FOR VALUE RECEIVED, 3608948 Canada, Inc. d/b/a Ideas and Associates, a Canadian corporation ("Maker") hereby promises to pay to the order of FreeSoftwareClub.com, Inc., a Delaware corporation (the "Company") having an address at 600 Bancroft Way, Berkeley, CA 94710 the outstanding principal amount of $50,000.00 (the "Principal Sum") on the date and with interest thereon as set forth below.

      The outstanding Principal Sum shall be due and payable in full on April 16, 200s, (the "Due Date"). All outstanding principal amounts not paid on the Due Date shall bear interest at a rate equal to nine percent (9%) per annum.

      In the event of any default by the Company in the repayment of any amount due under this Note, Lender may forthwith declare that the entire balance of this Note be deemed due and payable to Lender, provided that such default is not cured by Company within ten (10) days of receipt of written notice from Lender.

      This Note is the promissory note referred to in that certain Stock Pledge Agreement of even date herewith by and between the Maker and the Lender. All words capitalized in this Note shall have the meanings assigned to them by the Stock Pledge Agreement unless the context otherwise requires.

      Notwithstanding anything to the contrary contained herein, in the event that the Company shall be indebted to the Maker pursuant to the Company's indemnity obligations to the Maker under a certain Agreement and Plan of Reorganization (the

"Merger Agreement") by and between the Company and Maker, of even date herewith, Maker shall have a right of offset against any amounts due to the Company under this Note for any sums due to Maker by the Company under the Merger Agreement.

      The Company shall pay to the Lender all reasonable attorney's fees incurred by the Lender in enforcing this Note.

      This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

      In the event any one or more of the provisions contained in this Note for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provision of this Note or such other security documents, but this Note and the other security documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

                                               Maker:

                                               3608948 Canada, Inc.
                                               d/b/a Ideas and Associates


                                               By: EXHIBIT ONLY
                                                  ------------------------------
                                               Title:

                                   SCHEDULE B

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND
            NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE
           OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED
           UNLESS (1) A REGISTRATIONSTATEMENT WITH RESPECT THERETO IS
          EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES
           LAWS OR (2) AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE
             FOR SUCH OFFER, VALUE PLEDGE, ASSIGNMENT OR TRANSFER.

                                 PROMISSORY NOTE

                                  EXHIBIT ONLY

$200,000.00                                                 March 7, 2002

      FOR VALUE RECEIVED, 3608948 Canada, Inc. d/b/a Ideas and Associates, a Canadian corporation ("Maker") hereby promises to pay to the order of FreeSoftwareClub.com, Inc., a Delaware corporation (the "Company") having an address at 600 Bancroft Way, Berkeley, CA 94710 the outstanding principal amount of $200,000.00 (the "Principal Sum") on the date and with interest thereon as set forth below.

      The outstanding Principal Sum shall be due and payable in full on May 28, 2002 (the "Due Date"). All outstanding principal amounts not paid on the Due Date shall bear interest at a rate equal to nine percent (9%) per annum.

      In the event of any default by the Company in the repayment of any amount due under this Note, Lender may forthwith declare that the entire balance of this Note be deemed due and payable to Lender, provided that such default is not cured by Company within ten (10) days of receipt of written notice from Lender.

      This Note is the promissory note referred to in that certain Stock Pledge Agreement of even date herewith by and between the Maker and the Lender. All words capitalized in this Note shall have the meanings assigned to them by the Stock Pledge Agreement unless the context otherwise requires.

      Notwithstanding anything to the contrary contained herein, in the event that the Company shall be indebted to the Maker pursuant to the Company's indemnity obligations to the Maker under a certain Agreement and Plan of Reorganization (the "Merger Agreement") by and between the Company and Maker, of even date herewith, Maker shall have a right of offset against any amounts due to the Company under this Note for any sums due to Maker by the Company under the Merger Agreement.

      The Company shall pay to the Lender all reasonable attorney's fees incurred by the Lender in enforcing this Note.

      This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

      In the event any one or more of the provisions contained in this Note for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provision of this Note or such other security documents, but this Note and the other security documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

                                                Maker:

                                                3608948 Canada, Inc
                                                d/b/a Ideas and Associates


                                                By: EXHIBIT ONLY
                                                   -----------------------------
                                                Title: